SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 8, 2004

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER AUTO TRUST 2004-A

(Exact name of registrant as specified in its charter)

Delaware	333-75942-07	74-6523268

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Stanton Christiana, Newark, Delaware 19713

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Monthly Report To Holders Of The Asset Backed Notes

Item 5. Other Events

     On the payment date July 8, 2004, payments were made to the holders of DaimlerChrysler Auto Trust Series 2004-A, Asset Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

(a)	Financial statement of businesses acquired:

None

(b)	Pro forma financial information:

None

(c)	Exhibits:

Exhibit 99:	Monthly report to holders of the
Asset Backed Notes, Series
2004-A, relating to the July 8,
2004 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Auto Trust 2004-A (Registrant)
By:	DaimlerChrysler Services North America LLC, as Administrator

By:	/s/ Mark L. Davis

Mark L. Davis
Assistant Controller

Date: July 15, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly report to holders of the Asset Backed Notes, Series 2004-A, relating to the July 8, 2004 Payment Date.

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